As filed with the Securities and Exchange Commission on December 30, 1999

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                               (Amendment No. 2)

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement

                                           |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011
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                (Name of Registrant as Specified in Its Charter)

                                  Same as above
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:
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   |_| Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:

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



                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.

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         December 27, 1999

         Dear  Stockholder:


We are writing to inform you that the Annual Meeting of Stockholders for the funds listed above (the "Funds"), originally scheduled for December 15, 1999, was adjourned until January 20, 2000 in order to give stockholders additional time to vote on Item 1, an Agreement and Plan of Reorganization. Item 2, the election of directors and Item 3, the selection of auditors, were both approved on December 15. The Funds' records indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and the Funds' records indicate that as of October 20, 1999, ("Record Date" for the Meeting) you were holding shares in one or more of the Funds. If you have not already voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled and avoid the possibility of another adjournment. In order for your vote to be represented, we must receive your instructions on or before Thursday, January 20, 2000.

                      PLEASE TAKE THE TIME AND VOTE TODAY!

         For your convenience, we have established three easy methods by which you can register your vote:


[Phone graphic]     1. By Phone:    Please   call   Shareholder   Communications
                                    Corporation  toll  free  at  1-800-645-4519.
                                    Representatives are available to take your vote Monday thru Friday between the hours of 9:00 a.m. and 11:00 p.m. Eastern Time.

[Computer graphic]  2. By Internet: Visit   www.proxyvote.com   and   enter  the
                                    12-digit control number located on your proxy card.

[Mailbox graphic]   3. By Mail:     Return your  executed  proxy in the enclosed
                                    postage  paid  envelope.   Please  use  this
                                    option   only   if   methods   1  &  2   are
                                    unavailable, as we may not receive your executed proxy by January 20, 2000.

For the reasons set forth in the Combined Proxy Statement dated November 8, 1999, your Board believes that the proposal with respect to the Agreement and Plan of Reorganization is in the best interest of all stockholders and recommends a vote in favor of the proposal.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.


         Thank you for your prompt attention.

                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.

--------------------------------------------------------------------------------

         December 27, 1999

         Dear  Stockholder:


We are writing to inform you that the Annual Meeting of Stockholders for the funds listed above (the "Funds"), originally scheduled for December 15, 1999, was adjourned until January 20, 2000 in order to give stockholders additional time to vote on Item 1, an Agreement and Plan of Reorganization. Item 2, the election of directors and Item 3, the selection of auditors, were both approved on December 15. The Funds' records indicate that we have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and the Funds' records indicate that as of October 20, 1999, ("Record Date" for the Meeting) you were holding shares in one or more of the Funds. If you have not already voted, we urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting as scheduled and avoid the possibility of another adjournment. In order for your vote to be represented, we must receive your instructions on or before Thursday, January 20, 2000.

                      PLEASE TAKE THE TIME AND VOTE TODAY!

         For your convenience, we have established three easy methods by which to register your vote:


[Phone graphic]     1. By Touch-tone: Dial the  toll-free  number  found on your
                                      proxy   card   and   follow   the   simple
                                      directions.

[Computer graphic]  2. By Internet:   Visit   www.proxyvote.com  and  enter  the
                                      12-digit control number located on your proxy card.

[Mailbox graphic]   3. By Mail:       Return your executed proxy in the enclosed
                                      postage  paid  envelope.  Please  use this
                                      option   only  if   methods   1  &  2  are
                                      unavailable, as we may not receive your executed proxy by January 20, 2000.


For the reasons set forth in the Combined Proxy Statement dated November 8, 1999, your Board believes that the proposal with respect to the Agreement and Plan of Reorganization is in the best interest of all stockholders and recommends a vote in favor of the proposal.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.

         Thank you for your prompt attention.

                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.

--------------------------------------------------------------------------------

         December 27, 1999

         Dear Preferred Stockholder:


The Stockholder Meetings for the funds listed above (the "Funds"), that were originally scheduled for December 15, 1999, were adjourned until Thursday, January 20, 2000, because the Funds did not receive a sufficient number of votes to approve or disapprove the proposal before the meeting regarding the reorganization of the Funds. In order to avoid any additional solicitations, or cost to the Funds, please take a moment to vote your shares using one of the methods listed below. For the reasons set forth in the Combined Proxy Statement dated November 8, 1999, your Board believes that all the proposals are in the best interest of all stockholders and recommends a vote in favor of the proposal.

         For your convenience, we have established three easy methods by which you can register your vote:


[Phone graphic]     1. By Phone:      Please  call  Shareholder   Communications
                                      Corporation  toll free at  1-800-645-4519.
                                      Representatives are available to take your vote Monday thru Friday between the hours of 9:00 a.m. and 11:00 p.m.

[Computer graphic]  2. By  Internet:  Visit   www.proxyvote.com  and  enter  the
                                      12-digit control number located on your proxy card.

[Mailbox graphic]   3. By Mail:       Return your executed proxy in the enclosed
                                      postage  paid  envelope.  Please  use this
                                      option   only  if   methods   1  &  2  are
                                      unavailable, as we may not receive your executed proxy by January 20, 2000.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.


         Thank you for your prompt attention.

                   MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND II, INC.
                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.
                  MUNIHOLDINGS CALIFORNIA INSURED FUND IV, INC.

--------------------------------------------------------------------------------

         December 27, 1999

         Dear Preferred Stockholder:


The Stockholder Meetings for the funds listed above (the "Funds"), that were originally scheduled for December 15, 1999, were adjourned until Thursday, January 20, 2000, because the Funds did not receive a sufficient number of votes to approve or disapprove the proposal before the meeting regarding the reorganization of the Funds. In order to avoid any additional solicitations, or cost to the Funds, please take a moment to vote your shares using one of the methods listed below. For the reasons set forth in the Combined Proxy Statement dated November 8, 1999, your Board believes that all the proposals are in the best interest of all stockholders and recommends a vote in favor of the proposal.

         For your convenience, we have established three easy methods by which you can register your vote:


[Phone graphic]     1. By Phone:      Please  call  Shareholder   Communications
                                      Corporation  toll free at  1-800-645-4519.
                                      Representatives are available to take your vote Monday thru Friday between the hours of 9:00 a.m. and 11:00 p.m.

[Computer graphic]  2. By  Internet:  Visit   www.proxyvote.com  and  enter  the
                                      12-digit control number located on your proxy card.

[Mailbox graphic]   3. By Mail:       Return your executed proxy in the enclosed
                                      postage  paid  envelope.  Please  use this
                                      option   only  if   methods   1  &  2  are
                                      unavailable, as we may not receive your executed proxy by January 20, 2000.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Shareholder Communications Corporation at 1-800-645-4519.


         Thank you for your prompt attention.